SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2018

Date of Report

(Date of Earliest Event Reported)

ALLYME HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55738	81-4679-61
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

506 Enterprise Ave

Kitimat BC Canada V8C 2E2

(Address of principal executive offices) (zip code)

+1 (778) 888-2886

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Service Agreement with Xizhen Zhu for the benefit of Billion Holding, Inc. and Extension

On April 15, 2018, Allyme Holding, Inc. (“Allyme” or the “Company”) entered into a client consulting agreement with Xizhen Zhu (“Ms. Zhu”) to provide management consulting services in exchange for a non-recurring service fee of $10,000 (the “Billion Agreement”). Under the terms of the Billion Agreement, Ms. Zhu will be acting for the benefit of Billion Holding, Inc., who is a third party beneficiary to the Billion Agreement. The initial term of the Billion Agreement (which has been subsequently extended per the extension agreement described infra) was for a period of one (1) month.

On July 30, 2018, the Company and Ms. Zhu agreed to an extension of the Billion Agreement pursuant to which the Term of the Billion Agreement, as defined in the Billion Agreement, was amended such that the Term shall be for a period of one (1) year, and shall automatically be renewed for successive one (1) year periods unless terminated by mutual agreement of the Parties or if one party gives the other party 30 days’ notice of termination.

Ms. Xizhen Zhu is a financial services representative located in China who has clients which desire to become publicly-reporting companies in the United States. Billion Holding, Inc. is a client of Ms. Zhu and is intended to be a third party beneficiary to the Billion Agreement.

Service Agreement with Xizhen Zhu for the benefit of JS Beauty Land Network Technology Inc. and Extension

On May 5, 2018, Allyme Holding, Inc. (“Allyme” or the “Company”) entered into a client consulting agreement with Xizhen Zhu, acting as financial representative on behalf of JS Beauty Land Network Technology Inc., to provide management consulting services in exchange for a non-recurring service fee of $10,000 (the “JS Beauty Agreement”). Under the terms of the JS Beauty Agreement, Ms. Zhu will be acting for the benefit of JS Beauty Land Network Technology Inc., who is a third party beneficiary to the JS Beauty Agreement. The initial term of the JS Beauty Agreement (which has been subsequently extended per the extension agreement described infra) was for a period of one (1) month.

On July 30, 2018, the Company and Ms. Zhu agreed to an extension of the JS Beauty Agreement pursuant to which the Term of the JS Beauty Agreement, as defined in the JS Beauty Agreement, was amended such that the Term shall be for a period of one (1) year, and shall automatically be renewed for successive one (1) year periods unless terminated by mutual agreement of the Parties or if one party gives the other party 30 days’ notice of termination.

Ms. Xizhen Zhu is a financial services representative located in China who has clients which desire to become publicly-reporting companies in the United States. JS Beauty Land Network Technology Inc. is a client of Ms. Zhu and is intended to be a third party beneficiary to the JS Beauty Agreement.

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ITEM 5.06 Change in Shell Company Status

In connection with the Company’s entry into the Billion Agreement and the JS Beauty Agreement, as reported in Item 1.01 (which are incorporated by reference), the Company has commenced operations and has ceased to be a “shell company,” as that term is defined in Rule 12b-2 of the Securities Exchange Act.

Allyme Holding, Inc. (“Allyme” or the “Company”) is intended to be a marketing and management consulting company that plans to provide advisory services to companies located in Asia for the purpose of facilitating the competitiveness of those companies in the international market. Allyme plans to offers a wide assortment of advisory services, ranging from business planning consulting services, mergers and acquisitions advising, and marketing services. Allyme intends to play a pivotal role in standardizing and improving the marketing and operations of a diverse portfolio firms as a means to enable such firms to comply with the prevailing norms of the international market and gain market acceptance. Based on the strength of its contacts within Asia as well as the experience of its managers, Allyme expects that it will be well positioned to facilitate its clients’ growth on an international scale.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

10.1*	Client Consulting Agreement between AllyMe Holding, Inc. and Xizhen Zhu for the benefit of Billion Holding, Inc. and Extension
10.2*	Client Consulting Agreement between AllyMe Holding, Inc. and Xizhen Zhu for the benefit of JS Beauty Land Network Technology Inc. and Extension

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLYME HOLDING, INC.

Date: August 3, 2018	By:	/s/ Chunxia Jiang
Chunxia Jiang
President

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